UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2004

Teledyne Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

12333 West Olympic Boulevard
Los Angeles, California		90064-1021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 893-1600

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 2.3
EXHIBIT 99.1

Item 5. Other Events and Regulation FD Disclosure.

Teledyne Technologies Incorporated, a Delaware corporation (“Teledyne”), Meadow Merger Sub Inc., a Nebraska corporation and a wholly owned subsidiary of Teledyne (“Merger Sub”), and Isco, Inc., a Nebraska corporation (“Isco”) have entered into an Agreement and Plan of Merger, dated as of April 7, 2004 (“Merger Agreement”), pursuant to which Merger Sub will merge with and into Isco (the “Merger”), with Isco surviving the Merger. In the Merger, each issued and outstanding share of common stock, $.10 par value, of Isco will be cancelled and converted into the right to receive $16.00 in cash.

In connection with the Merger, concurrently with the delivery of the Merger Agreement and as a condition to Teledyne’s and Merger Sub’s willingness to enter into the Merger Agreement, Teledyne and Merger Sub have entered into a Stockholder Agreement, dated as of April 7, 2004, with Dr. Robert W. Allington and Mary Allington (the “Stockholder Agreement”), pursuant to which the Allingtons have, among other things, agreed to vote the shares of Isco common stock beneficially owned by each of them in favor of the Merger and the Merger Agreement and against competing acquisition proposals, in each case subject to and on the conditions set forth in the Stockholder Agreement. Isco and Dr. Allington have also entered into an Employment Agreement (the “Employment Agreement”), dated as of April 7, 2004, the operative terms and conditions of which will be effective upon the consummation of the Merger.

Isco is preparing, for filing with the Securities and Exchange Commission, proxy solicitation material seeking approval of the Merger Agreement which, when final, will be distributed to the shareholders of Isco. Approval of the Merger will require the affirmative vote of shareholders owning two-thirds (2/3) of the outstanding shares of common stock of Isco.

The Merger Agreement, the Stockholder Agreement, the Employment Agreement, and a Press Release jointly issued by Isco and Teledyne on April 8, 2004 are attached as exhibits and are incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c)	The following exhibits are filed herewith:

Exhibit 2.1 -	Agreement of Plan and Merger, dated as of April 7, 2004, by and among Teledyne Technologies Incorporated, Meadow Merger Sub Inc. and Isco, Inc.*

Exhibit 2.2 -	Stockholder Agreement, dated as of April 7, 2004, by and among Teledyne Technologies Incorporated, Meadow Merger Sub Inc., Dr. Robert W. Allington and Mary L. Allington.

Exhibit 2.3 -	Employment Agreement, dated as of April 7, 2004, between Isco, Inc. and Dr. Robert W. Allington.

Exhibit 99.1 -	Joint Press Release issued by Isco, Inc. and Teledyne Technologies Incorporated.

*	Teledyne agrees to furnish supplementally to the SEC upon request a copy of the omitted Company Disclosure Schedule.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

	By:	/s/ Dale A. Schnittjer

Dale A. Schnittjer
Vice President and Chief Financial Officer
Dated: April 8, 2004

EXHIBIT INDEX

Description

Exhibit 2.1 -	Agreement of Plan and Merger, dated as of April 7, 2004, by and among Teledyne Technologies Incorporated, Meadow Merger Sub Inc. and Isco, Inc.

Exhibit 2.2 -	Stockholder Agreement, dated as of April 7, 2004, by and among Teledyne Technologies Incorporated, Meadow Merger Sub Inc., Dr. Robert W. Allington and Mary L. Allington.

Exhibit 2.3 -	Employment Agreement, dated as of April 7, 2004, between Isco, Inc. and Dr. Robert W. Allington.

Exhibit 99.1 -	Joint Press Release issued by Isco, Inc. and Teledyne Technologies Incorporated.